DELAWARE GROUP(R) CASH RESERVE

Delaware Cash Reserve Fund (the "Fund")

Supplement to the Fund's Class B and Class C Prospectus
dated July 29, 2008

The Fund's Class B and Class C shares are each subject to "Distribution and service (12b-1) fees" of 1.00% of average daily net assets. Effective February 20, 2009, the Fund's distributor has voluntarily agreed to limit the 12b-1 fees for the Fund's Class B and Class C shares to no more than 0.10% of average daily net assets. These voluntary expense limitations are subject to the exclusions described below and may be discontinued at any time. Please note that these voluntary waivers are in addition to the existing contractual expense limitations.

This supplement supersedes the supplements dated December 4, 2008, January 13, 2009, February 11, 2009 and February 13, 2009.

The following replaces the information in the section entitled "Fees and expenses" on pages 4-5.

What are the Fund's fees and expenses?

Sales charges are fees paid directly from your investment when you buy or sell shares of the Fund.
CLASS	B	C
Maximum sales charge (load) imposed on purchases as a percentage of offering price	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	4.00%[1]	1.00%[2]
Maximum sales charge (load) imposed on reinvested dividends	none	none
Redemption fees	none	none
Exchange fees[3]	none	none

Annual fund operating expenses are deducted from the Fund's assets.
CLASS	B	C
Management fees[4]	0.45%	0.45%
Distribution and service (12b-1) fees[5]	1.00%	1.00%
Other expenses	0.24%	0.24%
Total annual fund operating expenses	1.69%	1.69%
Fees waivers and payments	(0.07%)	(0.07%)
Net expenses	1.62%	1.62%

1 If you redeem Class B shares during the first year after you buy them, you will pay a CDSC of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter.

2 Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.

3 Exchanges are subject to the requirements of each Delaware Investments® Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

4 The investment manager (Manager) has contracted to waive all or a portion of its investment advisory fees and/or reimburse expenses from August 1, 2008 through July 31, 2009 in order to prevent total annual fund operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, "nonroutine expenses")) from exceeding, in an aggregate amount, 0.62% of the Fund's average daily net assets. For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund's Board of Trustees (Board) and the Manager. These expense waivers and reimbursements apply only to expenses paid directly by the Fund.

5 The Fund's distributor, Delaware Distributors, L.P. (Distributor), has voluntarily agreed to waive 0.90% of the Fund's Class B and Class C 12b-1 fees. This waiver may be discontinued at any time because it is voluntary, subject to prior approval by the Fund's Board. The fees and expenses shown in the table above do not reflect the voluntary caps. The following table shows the Fund's operating expenses and reflects the Manager's contractual fee waivers described in footnote 4 above, and the Distributor's voluntary fee waivers.
CLASS	B	C
Management fees[4]	0.45%	0.45%
Distribution and service (12b-1) fees[5]	1.00%	1.00%
Other expenses	0.24%	0.24%
Total annual fund operating expenses	1.69%	1.69%
Fees waivers and payments	(0.97%)	(0.97%)
Net expenses	0.72%	0.72%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expenses reimbursements and/or fee waivers for the one-year contractual period (excluding the voluntary waivers described in footnote 5 above) and the total operating expenses without expense reimbursements and/or fee waivers for years two through 10. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.
Class	B1	(if redeemed) B1	C	(if redeemed) C
1 year	$165	$565	$165	$265
3 years	$526	$801	$526	$526
5 years	$911	$1,136	$911	$911
10 years	$1,798	$1,798	$1,992	$1,992

1 The Class B example reflects the conversion of the Class B shares to Consultant Class shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Consultant Class.

Please keep this Supplement for future reference.

This Supplement is dated February 20, 2009.